                                                                   EXHIBIT 10.19

                                                                  August 6, 1970



                               LICENSE AGREEMENT
                                      FOR
                                POLE ATTACHMENTS

         THIS AGREEMENT made this   19th   day of   June  , 1990, between SOUTH
CENTRAL BELL TELEPHONE COMPANY, a corporation organized and existing under the laws of the State of Georgia having its principal office in the City of Birmingham, Alabama, hereinafter called Licensor, and Montgomery CableVision & Entertainment, Inc., hereinafter called Licensee.

                                  WITNESSETH:

         WHEREAS, Licensee now proposes to furnish certain communications services in Montgomery, Alabama.

         WHEREAS, Licensee will need to place and maintain aerial cables, equipment and facilities within the area described above and desires to place such cables, equipment and facilities on poles of Licensor; and

         WHEREAS, Licensor is willing to permit, to the extent it may lawfully do so, the placement of said cables, equipment and facilities on Licensor's poles where reasonably available and where such use will not interfere with Licensor's service requirements, or the use of Licensor's facilities by others.

         NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained, the parties do hereby mutually covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         As used in this Agreement:

         Licensor's "poles" mean poles owned by Licensor.

         "Anchor" means an anchor owned by Licensor which is a device to reinforce the pole to which it is attached by a guy wire.

         The term "joint-use arrangement" shall be construed to mean an arrangement whereby each party to an agreement owns poles and have agreed that the other party has the right to attached to and occupy space upon the poles owned by it.

                                   ARTICLE II
                               SCOPE OF AGREEMENT

         (a) Subject to the provisions of this Agreement, the Licensor will issue to Licensee, for any lawful communications purpose, revocable, nonexclusive license authorizing the attachment of Licensee's cables, equipment and facilities to Licensor's poles and anchors within the areas shown on Exhibit A attached hereto or described above.

         (b) No use, however extended, of Licensor's poles and anchors or payment of any fees or charges required under this Agreement shall create or vest in Licensee any ownership or property rights in said poles and anchors, but Licensee's right therein shall be and remain a mere license. Nothing herein contained shall be construed to compel Licensor to construct, retain, extend, place or maintain any facilities not needed for its own service requirements.

         (c) It is recognized by the Licensee that the Licensor has heretofore entered into, or may in the future enter into agreements and arrangements with others not parties to this Agreement regarding the poles and anchors covered by this Agreement. Nothing herein contained shall be construed as a limitation, restriction or prohibition against Licensor with respect to such other agreements and arrangements.

         (d) The rights of the Licensee shall at all times be subject to any present or future joint-use arrangement between Licensor and any other party regarding use of the facilities covered herein.

                                  ARTICLE III
                                FEES AND CHARGES

         (a) The Licensee shall pay to Licensor the fees and charges as specified in and in accordance with the terms and conditions of APPENDIX 1-P, attached hereto and made a part hereof.

         (b) Nonpayment of any amount due under this Agreement shall constitute a default of this Agreement.

         (c) Licensee shall furnish bond or other satisfactory evidence of security in such amount as Licensor from time to time may require, in an initial amount of $5,000.00 but not exceeding $25,000.00, to guarantee the payment of any sums which may become due to Licensor for fees due hereunder or charges fro work performed for the benefit of Licensee under this Agreement, including the removal of Licensee's facilities upon termination of this Agreement by any of its provisions or upon termination of any license issued hereunder. This bond requirement may be waived in writing by Licensor.

         (d) At the expiration of one (1) year(s) from the date of this Agreement, and at the end of every one (1) year period thereafter, the fees and charges specified in APPENDIX 1-P may be adjusted at the request of Licensor or Licensee after notice made in writing to the other party not later than sixty
(60) days before the end of the initial one (1) year period or the end of any subsequent one (1) year period thereafter. If agreement is not reached as to fees and charges within sixty (60) days after notification of the desire of either party to adjust fees and charges, either party may thereafter terminate this Agreement, which termination shall be effective upon six (6) month's written notice to the other party.

         (e) Changes or amendments to APPENDIX 1-P shall be effected by the separate execution of APPENDIX 1-P as so modified. The separately executed APPENDIX 1-P shall become a part of and be governed by the terms and conditions of this Agreement.

                                   ARTICLE IV
                                 SPECIFICATIONS

         (a) Licensee's cables, equipment and facilities shall be placed and maintained at Licensee's expense in accordance wit the requirements and specifications of APPENDIX 2-P attached hereto and made a part hereof. Unless different standards are specified herein, the provisions of the National Electrical Safety Code (6th edition), and any amendments thereto or replacements thereof, shall be applicable.

         (b) Changes or amendments to APPENDIX 2-P shall be effected by the separate execution of APPENDIX 2-P as so modified. The separately executed APPENDIX 2-P shall become a part of and be governed by the terms and conditions of this Agreement.

         (c) Failure to comply with this Article or Appendix 2-P to this Agreement shall constitute a default of this Agreement.

                                   ARTICLE V
                                LEGAL AUTHORITY

         (a) Licensee shall submit to Licensor satisfactory evidence of Licensee's lawful authority to place, maintain and operate its facilities within public streets, highways, and other thoroughfares and shall secure any necessary permits and consents from Federal, State, County and Municipal authorities and from the owners of property to construct, maintain and operate facilities at the locations of poles and anchors of Licensor which it uses. Licensee shall indemnify and reimburse Licensor for all loss and expense which results from claims of governmental bodies, owners of property or others that Licensee has not a sufficient right or authority for placing and maintaining Licensee's facilities on Licensor's poles.

         (b) The parties hereto shall at all times observe and comply with, and the provisions of this Agreement are subject to, all laws, ordinances and regulations which in any manner affect the rights and obligations of the parties hereto under this Agreement, so long as such laws, ordinances or regulations remain in effect.

                                   ARTICLE VI
                              ISSUANCE OF LICENSES

         (a) Before Licensee shall have a right to attach to any pole or anchor of Licensor, Licensee shall make application for and receive a revocable, nonexclusive license therefor in the form of Exhibit 3, hereto attached and made a part hereof.

         (b) Any license granted hereunder for attachment to Licensor's poles or anchors shall terminate without further notice to Licensee as to individual poles or anchors covered by the license to which Licensee has not attached within 60 days from the date that Licensor has notified Licensee that such poles or anchors are available for attachment of the operating facilities of Licensee.

                                  ARTICLE VII
                      POLE REPLACEMENTS AND REARRANGEMENTS

         (a) Licensor reserves the right to refuse to grant a license for the attachment to its poles or anchors when Licensor determines, in its judgment, that the communication space on such pole is required for its exclusive use or that the pole or anchor may not reasonably be rearranged or replaced.

         (b) In the event Licensor, in its judgment, determines that any pole or anchor of Licensor to which Licensee desires to make attachments is inadequate or otherwise needs rearrangement of the existing facilities thereon to support or accommodate the additional facilities of Licensee in accordance with the specifications set forth in APPENDIX 2-P, Licensor will indicate on the application (Exhibit B) the changes necessary to provide adequate pole or anchor space and the estimated cost thereof to Licensee and return it to Licensee. If Licensee desires that such changes be made and returns the application marked to so indicate, Licensor will make such changes, including the replacement of inadequate poles or anchors, and Licensee shall pay Licensor in accordance with the terms of APPENDIX 1-P. Licensee shall also reimburse the owner or owners of other facilities attached to said poles or anchors for any expense incurred by it or them in transferring or rearranging said facilities to accommodate Licensee's attachments. Licensee shall not be entitled to reimbursement of any amounts paid to Licensor for pole or anchor replacements or for the rearrangement of facilities on Licensor's poles or anchors by reason of the use of any of the pole or anchor space so acquired by Licensor or other authorized user.

         (c) Should Licensor, another utility, governmental body or other entity, with whom it then has a joint-use agreement, need for its own service requirements the space occupied by Licensee's attachments on any of Licensor's poles or anchors, Licensee will be notified that it shall either surrender its license for that pole or anchor, and, at its own expense, vacate the space by removing its attachments, or it shall authorize Licensor to replace the poles or anchors at the expense of Licensee, in the same manner as stated in the preceding Paragraph (b) covering the replacement or rearrangement of poles or anchors when required to accommodate Licensee's attachments or, if Licensor advises Licensee that Licensee's desired attachments can be accommodated on present poles or anchors of Licensor by rearranging Licensor's facilities thereon, Licensee shall authorize Licensor to make such rearrangements. Licensee shall also reimburse the owner or owners of other facilities attached to said poles or anchors for any expense incurred by it or them in transferring or rearranging said facilities to accommodate Licensee's attachments. Any strengthening or stepping of poles will be provided at the expense of Licensee in accordance with the specifications in APPENDIX 2-P.

         (d) When multiple applications, including application of Licensee, are received by the Licensor with respect to any pole or anchor which must be replaced or rearranged to provide additional space, prior to commencement of the work on that pole or anchor, Licensor will endeavor to prorate to the extent that it is practical between Licensee and the other applicants for pole or anchor space, the common expenses of engineering, rearrangement and replacement, if any, which result form he processing of multiple applications. Licensee shall be bound by Licensor's determination as to any such proration of costs to Licensee.

         (e) Whenever it is necessary for Licensor to make pole or anchor replacements or rearrangements in order to accommodate Licensee's cable, equip-ment and facilities, Licensor will endeavor to perform or have performed such work after issuance of the license to, and acceptance of responsibility for costs by, Licensee in the form of Exhibit B, as soon as is practicable upon consideration of Licensor's service requirements.

                                  ARTICLE VIII
                   CONSTRUCTION AND MAINTENANCE OF FACILITIES

         (a) Licensee shall, at its own expense, make and maintain its pole and anchor attachments in a safe condition and in thorough repair, and in a manner acceptable to Licensor, and so as not to conflict with the use of said poles and anchors by Licensor or by other authorized users of said poles and anchors, or interfere with other facilities thereon or which may from time to time be placed thereon. Licensee shall, at its own expense, upon five (5) days' notice from Licensor, relocate or replace its facilities placed on said poles or anchors, or transfer them to substituted poles or anchors, or perform any other work in connection with said facilities that may be required by Licensor provided, however, that in cases of emergency, Licensor may arrange to relocate or replace the attachments placed on said poles or anchors by Licensee, transfers them to substituted poles or anchors or perform any other work in connection with said facilities that may be required by Licensor; provided, however, that in cases of emergency, Licensor may arrange to relocate or replace the attachments placed on said poles or anchors by Licensee, transfer them to substituted poles or anchors or perform any work in connection with said facilities that may be required in the maintenance, replacement, removal or relocation of said poles or anchors or of the facilities thereon or which may be placed thereon, or for the service needs of Licensor and Licensee shall reimburse Licensor for the expense thereby incurred.

                                   ARTICLE IX
                            TERMINATION OF LICENSES

         (a) Upon notice from Licensor to Licensee that the use of any pole or anchor is not authorized by Federal, State, County or Municipal authorities or private property owners, the license covering the use of such pole or anchor shall immediately terminate and shall be surrendered and Licensee shall remove its cables, equipment and facilities at once from the affected pole or poles, anchor or anchors at Licensee's expense.

         (b) Licensee may at any time remove its facilities from any pole or anchor or Licensor, but shall immediately give Licensor written notice of such removal and surrender of license in the form of Exhibit C, hereto attached and made a part hereof. If Licensee surrenders its license pursuant to the provisions of this Article, but fails to remove its facilities from Licensor's poles or anchors within 30 days thereafter, Licensor shall have the right to remove Licensee's facilities at Licensee's expense and without any liability on the part of Licensor for damage or injury to Licensee's facilities. In the event that Licensee's cables, equipment and facilities shall be removed form any pole or anchor as provided by this Article, no attachment shall again be made to such pole or anchor unless Licensee shall have first complied with all of the provisions of this Agreement as though no such attachment had previously been made.

                                   ARTICLE X
                    INSPECTIONS OF LICENSEE'S INSTALLATIONS

         (a) Licensor reserves the right to make periodic inspections of any part of the cable, equipment and facilities of Licensee on its poles or anchors and in the vicinity of Licensor's poles, anchors, cable equipment and facilities; and Licensee shall reimburse Licensor for the expense of such inspections. Inspections will not be made more often than once a year and upon notice to Licensee unless, in Licensor's judgment, such inspections are required for reasons involving safety or are required because of a violation of the terms of this Agreement by Licensee. The charge for the inspection shall be in accordance with the terms and conditions of APPENDIX 1-P. The making of such inspections or the failure to do so shall not operate to relieve Licensee of any responsibility, obligation or liability assumed under this Agreement.

         (b) If any cable, equipment or facilities of Licensee shall be found on a pole or anchor for which no license is outstanding, Licensor, without prejudice to its other rights or remedies under this Agreement or otherwise, may (1) impose a charge, and (2) require Licensee to remove such cable, equipment or facilities forthwith or Licensor may remove them without liability and the expense of removal shall be borne by Licensee. For the purpose of determining the charge, absent satisfactory evidence to the contrary, the unlicensed use shall be treated as having existed for a period of two (2) years prior to its discovery or for the period beginning with the date of this Agreement, whichever period shall be shorter; and the fee, at the appropriate rate as shown in APPENDIX 1-P, for each year and for any portion of a year contained in such period, shall be due and payable forthwith. Any such fee imposed by Licensor shall be in addition to its rights to any other sums due and payable and to any claims or damages under this Agreement or otherwise. No act or failure to act by Licensor with regard to said fee or said unlicensed use shall be deemed as a ratification or the licensing of the unlicensed use, and if any license in the form of Exhibit B should subsequently be issued, after application therefor, said license shall not operate retroactively or constitute a waiver by Licensor of any of its rights or privileges under this Agreement or otherwise.

                                   ARTICLE XI
                             LIABILITY AND DAMAGES

         (a) Licensor reserves to itself, its successors and assigns, the right to maintain its poles and anchors and to operate its facilities thereon in such manner as will best enable it to fulfill its own service requirements. Licensor shall not be liable to Licensee for any interruption of service of Licensee or for interference with the operation of the cables, equipment and facilities of Licensee arising in any manner, except from Licensor's sole negligence, out of the use of Licensor's poles and anchors.

         (b) Licensee shall exercise special precautions to avoid damaging the cables, equipment and facilities of Licensor and of other occupying Licensor's poles and anchors and Licensee hereby assumes all responsibility for any and all loss for such damage. Licensee shall make an immediate report to Licensor of the occurrence of any such damage and hereby agrees to reimburse the respective owners for the expense incurred in making repairs.

         (c) Licensee shall indemnify, protect and save harmless Licensor from and against any and all claims and demands for damages to property and injury to or death of persons, including payments made under any Workmen's Compensation Law or under any plan fro employees' disability and death benefits, which may arise out of or be caused by the erection, maintenance, presence, use or removal of Licensee's cable, equipment and facilities or by the proximity of the cables, equipment and facilities of the Licensee to those of Licensor or its other Licensees, or by any act of Licensee on or in the vicinity of Licensor's poles and anchors; or Licensee's breach of any part of this Agreement, regardless of whether or not any such damage to property or injury to or death of persons results from Licensee's negligence. Licensee shall also indemnify, protect and save harmless Licensor from any and all claims and demands of whatever kind which arise directly or indirectly from the opera-tion of Licensee's facilities including taxes, special charges by others, claims and demands for damages or loss for infringement of copyright, for libel and slander, for unauthorized use of television broadcast programs, and for unauthorized use of other program material, and from and against all claims and demands for infringement of patents with respect to the manufacture, use and operation of Licensee's equipment whether arising from the use of Licensee's equipment in combination with Licensor's poles, anchors or otherwise.

         (d) Licensee shall carry insurance to protect the parties hereto as named insured from and against any and all claims, demands, actions, judgments, costs, expenses and liabilities of every kind and nature which may arise or result, directly or indirectly, from or by reason of any loss, injury or damage described in (c) above. The amounts of such insurance against liability due to damage to property shall be no less than Two Hundred and Fifty Thousand Dollars ($250,000.00) as to any one accident and $250,000.00 aggregate and against liability due to injury to or death of persons no less than Two Hundred and Fifty Thousand Dollars ($250,000.00) as to any one person and Five Hundred Thousand Dollars ($500,000.00) as to any one accident. Licensee shall also carry such insurance as will protect it from all claims under any Workmen's Compensation Laws in effect that may be applicable to it. All insurance required shall remain in force for the entire life of this Agreement and the company or companies issuing such insurance shall be approved by Licensor. The taking out of such insurance shall not relieve or limit Licensee from its liability to Licensor under this Agreement but shall only be added security. Licensee shall submit to Licensor certificates by each company insuring Licensee to the effect that it has insured Licensee for all liability of Licensee under this Agreement and that it will not cancel or change any policy of insurance issued to Licensee except after thirty (30) days' notice to Licensor.

                                  ARTICLE XII
                             LICENSE NOT EXCLUSIVE

         Nothing herein contained shall be construed as a grant of any exclusive license, right or privilege to Licensee. Licensor shall have the right to grant, renew and extend rights and privileges to others not parties to this Agreement, by contract or otherwise, to use any poles or anchors covered by this Agreement.

                                  ARTICLE XIII
                              ASSIGNMENT OF RIGHTS

         (a) Licensee shall not assign or transfer the privileges contained in this Agreement without the prior consent in writing of Licensor. The assignment or transfer by Licensee of such privileges without written consent of Licensor, shall constitute a default of Licensee's obligations and, notwithstanding any other provisions of this Agreement, Licensor may at its option forthwith terminate this Agreement or any license issued hereunder. Where control of Licensee is transferred, whether by sale of stock or otherwise, Licensee shall promptly notify Licensor in writing. Failure of Licensee to give such notice shall be cause for termination of this Agreement, at the option of Licensor, as provided hereinabove in this paragraph.

         (b) Subject to the provisions of paragraph (a) hereof, this Agreement shall extend to and bind the successors and assigns of the parties hereto.

                                  ARTICLE XIV
                         WAIVER OF TERMS AND CONDITIONS

         Failure to enforce or insist upon compliance with any of the terms or conditions of this Agreement or failure to give notice to declare this Agreement or any licenses granted hereunder terminated shall not constitute a general waiver or relinquishment of any such terms, conditions or acts but the same shall be and remain at all times in full force and effect.

                                   ARTICLE XV
                            TERMINATION OF AGREEMENT

         (a) If Licensee shall fail to comply with any of the terms or conditions of this Agreement or defaults in any of its obligations under this Agreement and shall fail within thirty (30) days after written notice from Licensor to correct such default or noncompliance, Licensor may, at its option, forthwith terminate this Agreement and all licenses granted hereunder, or the Licenses covering the poles or anchors as to which such default or non-compliance shall have occurred.

         (b) In addition, the Licensor shall have the right to terminate this entire Agreement, or individual licenses granted hereunder, without notice:

                 (1) If the Licensee's facilities are maintained or used in violation of any law or in aid of any unlawful act or undertaking; or

                 (2) If any permit or other authorization which may be required by any governmental authority, or from any property owner, for the operation or maintenance of Licensee's cables, equipment and facilities on Licensor's poles or anchors is revoked, denied, or not granted before the date when possession of such permit or authorization becomes a condition of continued operations; or

                 (3)      If Licensee defaults under ARTICLE IV.

         (c) If the insurance carrier shall at any time notify Licensor that the policy or policies of insurance, as provided under ARTICLE XI hereof, will be cancelled or changed so that the requirements of ARTICLE XI will no longer be satisfied, then this Agreement shall cease and terminate upon the effective date of such notification.

                                  ARTICLE XVI
                               TERM OF AGREEMENT

         This Agreement shall become effective upon its execution and if not terminated in accordance with the provisions of ARTICLES IV and XV shall continue in effect for a term of not less than three (3) years. Either party may terminate this Agreement at the end of the said term by giving to the other party written notice of an intention to terminate the Agreement at least six
(6) months prior to the end of the said term; but, upon failure to give such notice, this Agreement shall continue in force upon the same terms and conditions for a further term of one (1) year, and for one (1) year periods thereafter, until terminated by either party at the end of any current term by giving to the other party written notice of an intention so to terminate the Agreement at least six (6) months prior to the end of such term. Upon termination of the Agreement in accordance with any of its terms, all outstanding licenses shall terminate and shall be surrendered and Licensee shall immediately remove its cables, equipment and facilities from all poles and anchors of Licensor. If not so removed, Licensor shall have the right to remove Licensee's cable, equipment and facilities at the cost and expense of Licensee and without any liability therefor.

                                  ARTICLE XVII
                                    NOTICES

         Notices under this Agreement may be given by posting the same in first class mail to the Licensee as follows:

         Name:      Montgomery CableVision & Entertainment, Inc.
         Address:   1450 Ann Street
         City, State and Zip Code:  Montgomery, AL  36107
         and to the Licensor as follows:

                 District Staff Manager - OSP Engineering
                 South Central Bell Telephone Company
                 Address:
                          -------------------------------------------------
                 City, State and Zip Code:
                                           --------------------------------

                                 ARTICLE XVIII

         This Agreement supersedes all previous Agreements, including, but not limited to the one dated ____________________, whether written or oral, between Licensee and Licensor for placement and maintenance of aerial cables, equipment and facilities by Licensee within the area shown by Exhibit A or otherwise described above; and there are no other provisions, terms or conditions to this Agreement except as expressed herein. All currently effective licenses heretofore granted pursuant to such pervious agreements shall be subject to the terms and conditions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate on the day and year first above written.

LICENSEE                            LICENSOR

Montgomery CableVision &            SOUTH CENTRAL BELL TELEPHONE
  Entertainment, Incorporated       COMPANY
-----------------------------
(Name of Licensee)

By: /s/ William B. Blount           By:    /s/ B. M. Roberts
    ----------------------------         -------------------------------------
Title:  President                   Title: General Manager - Network Prov.
       -------------------------           -----------------------------------

                                                                     Exhibit B
                                                                     Page 1 of 2

                       APPLICATION FOR POLE LICENSE(1)


                                        City and State:
                                        Date:

District Manager - OSP Engineering
South Central Bell Telephone Company
Street Address:
                ----------------------------
City, State and Zip Code:
                         -------------------

         In accordance with the terms and conditions of the License Agreement between us, dated ______________________, 19__, application is hereby made for a license to make attachments to the following poles and anchors:

 Poles No.(2)              Location                 Attachment(3)
 ---------                 --------                 ----------


                                                   ----------------------------
                                                    (Name of Licensee)


                                                   By:
                                                      -------------------------
                                                   Title:
                                                         ----------------------







------------------------

(1)  Applications shall be submitted in duplicate.

(2) The designation of each pole shall be given by the pole number on the application.

(3) A complete description of all facilities shall be given, including quantities, sizes and types of all cable and equipment.

                                                                       Exhibit B
                                                                     Page 2 of 2
                                                           Revised Nov. 27, 1970

                              LICENSE NUMBER _____

         A revocable, non-exclusive license is hereby granted to make the attachments described in this application, subject to acceptance by Licensee of the obligation to pay the cost of the following replacement of poles or anchors and rearrangement of facilities on poles and anchors required to accommodate the specified attachments:(4)


Description                                         Estimated Cost $
-----------                                         ----------------
                                                    SOUTH CENTRAL BELL
                                                    TELEPHONE COMPANY


                                                    By:
                                                        ----------------------
                                                    Title:
                                                          --------------------
                                                    Date:
                                                         ---------------------

The above replacements and rearrangements are approved and the costs thereof will be paid to Licensor in accordance with Appendix 1-P to the License Agreement.


---------------------
(Name of Licensee)

By:
   ------------------
Title:
      ---------------
Date:
     ----------------





----------------------------------

(4) If any additional replacements and rearrangements other than those described herein became involved before delivery of Licensee's approval of such replacements and acceptance of costs to Licensor, the application must be reprocessed to reflect such additional replacements and rearrangements before the license becomes effective.

                                                                       EXHIBIT C

                   NOTIFICATION OF SURRENDER OR MODIFICATION
                     OF POLE ATTACHMENT LICENSE BY LICENSEE


                                      City and State
                                      Date


District Manager - OSP Engineering
South Central Bell Telephone Company
Street Address:
               --------------------------------
City, State and Zip Code:
                         ----------------------

         In accordance with the terms and conditions of the License Agreement between us, dated ________________, 19__, notice is hereby given that the license covering attachments to the following poles and anchors is surrendered (or modified, if indicated):

         License No. ________________     Dated _______________, 19__.


Pole Identification               Attachment Removed                Modification/Surrendered
-------------------               ------------------                ------------------------
                                               ---------------------------------------------
                                               (Name of Licensee)


                                               By:
                                                  ------------------------------------------
                                               Title:
                                                     ---------------------------------------

--------------------------------------------------------------------------------------------

Date Notice Received                                         by
                     ---------------------------               -----------------------------
Total Poles Discontinued
                         -----------------------
Total Anchors Discontinued
                          ----------------------

                                                                  August 6, 1970


                                 APPENDIX 1-P
                         SCHEDULE OF FEES AND CHARGES

         THIS APPENDIX 1-P is, from the effective date hereof, an integral part of the License Agreement between South Central bell Telephone Company, therein called Licensor, and Montgomery Cablevision & Entertainment, Inc. therein
called Licensee, dated       June 19, 1990 (hereinafter called the Agreement)
and contains the fees and charges governing the use of Licensor's poles and anchors to accommodate the cable, equipment and facilities of Licensee in Montgomery, Alabama. The effective date of this Appendix 1-P is June 19, 1990.

                                 ATTACHMENTS

         1.      ATTACHMENT FEE:  $3.00 per pole, and per anchor, per annum.

                 (a)      Computation

                          For the purpose of computing the total attachment fees due hereunder, the total fee shall be based upon the number of poles and anchors to which attachments are actually made, on the first day of June and the first day of December of each year. The first advance payment of the annual charge for licenses granted under this Agreement shall be prorated from the date that the attachment is made to the pole or anchor to the first regular payment date.

                                                                    APPENDIX 1-P
                                                           Revised May 21, 1971
                                     - 2 -



                 (b)      Payment Date

                          Attachment fees shall be due and payable semi-annually, in advance, on the 1st day of January for the first half of the calendar year beginning on that date, and on the 1st day of July for the last half of the calendar year. Failure to pay such fees within 30 days after presentment of the bill therefor or on the specified payment date, whichever is later, shall constitute a default of this agreement.

                 (c)      Termination of License

                          No refund of any attachment fee will be paid on account of any termination or surrender of a license granted hereunder.

         2.      OTHER CHARGES

                 (a)      Computation

                          (1) All charges for inspections, engineering, rearrangements, removals of Licensee's facilities from Licensor's poles or anchors, and any other work performed for Licensee shall be based upon the full cost and expense to Licensor for performing such work. The cost to Licensor shall be determined in accordance with the regular and customary methods used by Licensor in determining such costs.

                          (2) The charge for replacement of poles and anchors shall include the entire nonbetterment cost to Licensor, including the increased cost of large poles, the cost of transferring Licensor's facilities from the old to the new poles, cost of removal of replaced poles and anchors, less any salvage and depreciation credits.

                 (b)      Payment Date

                          All bills for such other charges shall be payable upon presentment to Licensee, and failure to pay said bill within 30 days after presentment to Licensee shall constitute a default of this Agreement.

                                           LICENSOR

                                           SOUTH CENTRAL BELL
                                           TELEPHONE COMPANY


                                           By       /s/ B. M. Roberts
                                             ----------------------------------
                                           Title:  Gen. Mgr. - Ntwk. Prov.
                                                 ------------------------------
                                           Date:   June 19 1990
                                                -------------------------------


                                           LICENSEE

                                           Montgomery CableVision &
                                           Entertainment, Incorporated

                                           ------------------------------------
                                           (Name of Licensee)



                                           By:     /s/ William B. Blount
                                              ---------------------------------
                                           Title:  President
                                                 ------------------------------
                                           Date:   June 14, 1990
                                                -------------------------------

                                                                  August 6, 1970

                                  APPENDIX 2-P

                              ATTACHMENT TO POLES

         THIS APPENDIX 2-P is, from the effective date hereof, an integral part of the License Agreement between South Central Bell Telephone Company, therein called Licensor, and Montgomery Cablevision & Entertainment, Inc. therein called Licensee, dated June 19, 1990 (hereinafter called the Agreement) and contains certain minimum requirements and specifications governing the attachment of cables, equipment and facilities of Licensee (sometimes called Attachments in this Appendix) to poles and anchors of Licensor in Montgomery, Alabama. The effective date of the APPENDIX 2-P is June 19, 1990.

GENERAL

         1. The Licensee is responsible for the proper design, construction and maintenance of its Attachments. Attachments generally will be limited to strand-supported cable, service drops, terminals and necessary appurtenances deemed by Licensor to be suitable for pole mounting.

         2. Any rearrangements of Licensor's facilities or replacement of poles required to accommodate Licensee's Attachments shall be done by Licensor or a contractor authorized by Licensor.

         3. The fees and charges specified in APPENDIX 1-P shall be applicable to all licenses granted to Licensee hereunder, without regard to the methods of attachment used.

         4. Licensee's Attachments shall be plainly identified by appropriate marking satisfactory to Licensor.

         5. Licensee's workmen shall assure themselves that any pole to be climbed has sufficient strength or is adequately braced or guyed to support the weight of the workmen.

         6. All requirements of the National Electrical Safety Code referred to herein shall mean the Sixth Edition of such code, or any later amendment or replacement thereof, and shall include any additional requirements of any applicable Federal, State, Country or Municipal code, rule or order. References to simply the Safety Code, or to N.E.S.C., have the same meaning.

         7. While many of the standards and technical requirements for Licensee's cable, equipment and facilities are set forth herein, Licensor reserves the right to specify the type of construction required in situations not otherwise covered din this Appendix. In such cases, Licensor will in its discretion furnish to Licensee written materials which will specify and explain the required construction.

VOLTAGE, POWER, ELECTRICAL INFERENCE

         8. Licensee's Attachments shall not use or carry voltages or currents in excess of the limits prescribed for communications conductors by the National Electrical Safety Code (Definition 43). However, all parts of Licensee's Attachments carrying voltages in excess of 50 volts AC (rms) to ground or 135 volts DC to ground, except for momentary signalling or control voltages, shall be enclosed in an effectively grounded sheath or shield. All energized parts of Licensee's Attachments shall be suitably covered to prevent accidental contact by the general public, Licensor's workmen or workmen of another licensee having facilities on the same pole. Licensor reserves the right to require that adequate safety procedures and equipment, in its judgment, be followed and made a part of each of Licensee's attachments.

         9. Licensor shall determine whether Licensee's Attachment cause or may cause electrical interference with Licensor's communications facilities. Licensee shall, on demand of Licensor, correct immediately at Licensee's expense any such interference including, in necessary, removal of the

Attachments causing the interference.

         10. No Attachment shall use the earth as the sole conductor for any part of the circuit.

         11. Licensee shall not circumvent Licensor's corrosion mitigation measures (e.g., short circuit insulating joints).

GROUNDING AND BONDING

         12. All power supplies shall be grounded. The neutral side of the power drop shall be continuous and not fused. The neutral line shall also be bonded to the power supply cabinet. The cabinet shall be connected to an earth ground at the pole. In areas where a power utility has a ground wire running down the pole, the cabinet can be connected to it if the power utility permits. Where a power utility vertical ground wire is not available, the Licensee must place a ground rod. All metallic structures on a common pole shall be bonded to each other, to the Licensor's strand and to the Licensee's strand.

         13.     (a)      Where two or more aerial suspension strands are
located on the same pole in a line that is not in joint use with an electric company and is on different through bolts, the suspension strands shall be bonded together at one quarter mile, or less, intervals.

                 (b) Where two or more aerial suspension strands are located on the same pole in a line that is also in joint use with an electrical company which has a multigrounded neutral and is on different through bolts, the suspension strands shall be bonded together at every pole and also bonded to every available vertical ground conductor. In the case of power which is non-multigrounded neutral type design, the suspension strands shall be bonded to each other and to a low impedance ground every one-fourth (k) mile or less.

                 (c) The following shall be applicable to 13.(a) and 13.(b) above:

                          (1) Where Licensee has been authorized to attach the bond wire to Licensor's strand, the Licensee is responsible for completing the bond.

                          (2) If Licensee is not authorized to attach to Licensor's strand, Licensee shall attach the bonding wire to its strand and leave a sufficient length of wire to allow Licensor to complete the bond.

                          (3) Where the strands of two or more licensees are to be bonded together, the licensee placing the last strand, if authorized to do so by the other licensees, shall make both connections.

                          (4) Where such authorization is not granted by the licensee owning the existing strand, Licensee shall attach the bonding wire to its strand and leave enough wire to its strand and leave enough wire to permit making a connection to the other strand. In such case, the licensee owning the existing strand shall be responsible for completing the bonding.

         14. Suspension strands at trolley feeders and trolley contact wires located on the same street shall be bonded at the first, last and every intermediate fifth pole, until the remaining section between bonds is not more than eight spans, with the distance between bonds never to exceed one-quarter mile. At other locations, the strands shall be bonded at the first, last and every intermediate fifth pole, until the remaining section between bonds is not more than eight spans. Strands shall be bonded at or near the first pole on each side or underground dips or trolley wire crossovers.

         15.     Strands attached to the same bolt do not have to be bonded.

         16. Where a Licensee's strand leaves a pole which carries other strands supporting communications cables, and Licensee's strand continues to a pole carrying power facilities but no communications facilities of Licensor, Licensee's cable shall be:

                 (a) Bonded to the other communications strands on the pole that it leaves.

                 (b) Bonded to an effective ground, preferably within two spans but not greater than ten (10) spans, but in no event greater than one-quarter mile, after leaving said pole, and

                 (c) Bonded with a No. 6 solid, soft-drawn copper wire, or its equivalent. The wire must be attached to the strand with an approved clamp, such as a lashing wire clamp, designed for attachment to each specific size of strand involved (for example, Chance Lashing Wire Clamp, Catalog Number 9000, or equivalent).

         17. Strands supporting drop wire shall be bonded to the cable suspension strand.

CLEARANCES

         18. Licensee's Attachments are subject to the same clearances as communications facilities and shall meet all of the pertinent clearance requirements of the Safety Code. Safety Code rules covering the most commonly encountered conditions are listed below.

                                                                             NESC 6th Edition
                                                                             General Rule
                                                                            ------------------
                 (a)      Vertical clearance on poles jointly                    238
                          occupied by communication facilities
                          and power facilities

                                                                             NESC 6th Edition
                                                                             General Rule
                                                                            ------------------
                 (b)      Mid-span clearance between                             238
                          communication facilities and
                          power facilities
                 (c)      Crossing clearances of facilities                      233
                          carried on different supports

                 (d)      Clearances from street light                          238E-3
                          brackets and associated wiring

                 (e)      Clearances of conductors from                          234
                          another line

                 (f)      Clearances of vertical and lateral                     239
                          conductors from other wires and
                          surfaces on the same support

                 (g)      Clearances in any direction from line                  235A3
                          conductors and supports, and to vertical
                          or lateral conductors, span or guy wires,
                          attached to the same support

                 (h)      Vertical clearance of wires above
                          ground or rails

LOCATION AND SPACING

         19. Licensor shall specify the location of Licensee's Attachments on each pole, including the location of Licensee's riser cables.

         20. The minimum vertical separation between Licensee's suspension strand and Licensor's suspension strand when located on the same side of the pole shall be twelve (12) inches. Where agreement with the power utility permits the placing of cables on both sides of the pole, the vertical separation between strands will be twelve (12) inches or more. (See Attachment 1.) Separation between the bolt holes shall in any event be at least four (4) inches. Licensee's suspension strand and cable shall be located above Licensor's facilities unless Licensor permits otherwise.

         21. The minimum separation between Licensee's and Licensor's suspension strands specified herein also applies between Licensee's stand and the suspension strand of another Licensee, and between two or more strands of Licensee provided, however, that Licensee may agree with another Licensee to reduce the separation between their respective strands. Separation between the bolt holes must in any event be at least four (4) inches.

         22. Where Licensee's strand is above Licensor's strand, Licensee's strand-mounted equipment housings and cable expansion loops shall be placed at least six inches above Licensor's facilities.

         23. Power supply cabinets and other pole-mounted equipment shall not be permitted below Licensor's facilities on a pole where nay of the following are present:

                 (a)      Underground riser cable or pipe.
                 (b)      Cross-connecting terminal.
                 (c)      Pole-mounted distribution terminal.
                 (d)      Pole-mounted closure.
                 (e)      Apparatus case.
                 (f)      Air dryer.
                 (g) Other equipment of a size that would impair climbing or working space if an additional pole-mounted facility were installed.

         24. Licensee shall be required to place all of its Attachments, including amplifiers, power supplies, terminals, splitters and taps, so as not to interfere with climbing space, as defined in the National Electrical Safety Code (Rule 236).

         25. Whereby mutual agreement with the power utility, attachment of cables to both sides of the pole is permitted, two licensees may employ a common through bolt provided one licensee notifies the licensor, in writing, that it accepts the responsibility for maintaining the bolt. N.E.S.C. climbing space requirements must be maintained by al parties.

         26. Licensee shall not attach its facilities, except the termination of the bond wire when authorized, to Licensor's strand or suspension bolt.

         27. Through bolts may not be placed less than 10 inches from the top of the pole.

LOADING

         28. The Licensee shall furnish to Licensor as a part of Exhibit B to this Agreement the details as to the ultimate strength, tension at 60 degrees F, and maximum tension in its suspension strand or conductor under the applicable storm loading specifications in the Code.

         29. Licensee shall furnish to Licensor as a par of Exhibit B to this Agreement details as to the weight and size of its cables, suspension strands and/or conductors, with and without the ice loading, as specified by the National Electrical Safety Code (Rule 251) or appropriate local code for the loading area concerned. N.E.S.C. Rule 250 covers the degree of loading (light medium, heavy) appropriate in different sections of the country. Where a local code designates a heavier degree of loading than the N.E.S.C., the local requirements shall govern.

GUYING AND STEPPING

         31. Guying will be required on poles where the total unbalanced load, including the tension due to Licensee's Attachments under the appropriate storm loading prescribed by the National Electrical Safety code (Rule 251), exceeds 200 pounds unless the pole was designed as an unguyed corner pole and the pole has adequate strength and stability, in the opinion of Licensor, to withstand the additional load.

         32. Guys, when required, shall be of such material and dimensions as to provide adequate strength to withstand the transverse loads specified in the National Electrical Safety Code (Rule 252B), and the longitudinal load assumed in the Code (Rule 252C). Guys on poles which also support power facilities shall be in compliance with the National Electrical Safety Code (Rule 261C). On poles supporting communications facilities only, guying shall be in compliance with Grade C construction requirements of the Code.

         33. Guy guards shall be installed in compliance with N.E.S.C. Rule 282E (Supplement 1).

         34. Licensee may attach its guy to Licensor's anchor rods where Licensor specifically authorizes it in writing. Should it be necessary to replace the anchor at a later date to provide added strength for Licensor's requirements, the anchor shall be replaced at Licensee's expense if the existing anchor rod would support Licensor's Attachments without regard to Licensee's guy.

         35. More than one licensee may use a common guy to sustain their combined load.

         36. Guys shall be insulated or grounded as specified in the Safety Code (Rules 282 and 283). Licensee's guys shall not short circuit

         Licensor's guy insulators, where used.

         37. Material used for guys shall be compatible from a corrosion standpoint with the hardware to which it is attached. Licensor shall specify or approve the material used by Licensee for guys attached to Licensor's hardware.

         38. Where Licensor determines that because of Licensee's activity on a pole, the pole must be stepped, or if the Licensee requests that a pole be stepped for Licensee's convenience, Licensor will have the pole stepped at Licensee's expense Licensor will determine the extent, method and manner of stepping required in view of the facilities located on the pole, safety requirements and the hazards of stepping any particular pole.

                                           LICENSOR

                                           SOUTH CENTRAL BELL
                                           TELEPHONE COMPANY

                                           By       /s/ B. M. Roberts
                                             ---------------------------------
                                           Title:   Gen. Mgr. - Ntwk. Prov.
                                                 -----------------------------
                                           Date:    June 19, 1990
                                                ------------------------------

                                           LICENSEE

                                           Montgomery CableVision &
                                           Entertainment, Incorporated

                                           -----------------------------------
                                           (Name of Licensee)


                                           By:      /s/ William B. Blount
                                              --------------------------------
                                           Title:    President
                                                 -----------------------------
                                           Date:    June 14, 1990
                                                ------------------------------

                                                                    ATTACHMENT 1
                                                                            TO
                                                                    APPENDIX 2-P

         [A diagram showing preferable clearance and a diagram showing alternate method of obtaining clearance appear here]